                                                                    EXHIBIT 99.1

For Immediate Release
Contact:
David Bulger (Company)              Jerry Daly or Carol McCune
CFO, Treasurer and EVP              Daly Gray (Media)
(561) 835-1800 x302                 (703) 435-6293


  Innkeepers USA Trust Changes Method of FFO, FFO Per Share, EBITDA Computation

                   Complies with New SEC Rules and Regulations

         PALM BEACH, Fla., May 6, 2003--Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the U.S., today announced that the company has implemented revisions to its calculation of funds from operations
(FFO), FFO per share and earnings before interest, taxes, depreciation and amortization (EBITDA) in compliance with new Securities and Exchange Commission rules and regulations regarding the reporting of non-GAAP financial information.

         Management believes that FFO, FFO per share and EBITDA are important measures for investors to evaluate the company's financial condition and results of operations. Additionally, FFO per share targets are used to determine a significant portion of the incentive compensation of the company's senior management. EBITDA is used in the evaluation of hotel property level performance, acquisitions and dispositions.

FFO

         In calculating FFO and FFO per share, the company will comply with the definition of FFO promulgated by the National Association of Real Estate Investment Trusts (NAREIT). The

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Innkeepers USA
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NAREIT definition of FFO is net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

         In 2000, the company adopted the provisions of SEC's Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). SAB 101 provides that a lessor shall defer recognition of contingent rental income in interim periods until specified annual targets that trigger the contingent income are met. The company's reported quarterly percentage lease revenue, net income (loss) and net income (loss) per share were affected by this pronouncement. SAB 101 had no impact on the company's dividend policy, cash flow, or previously reported FFO, or on its annual recognition of percentage lease revenue, net income (loss) or net income (loss) per share.

         The company historically has reversed the effect of recording percentage lease revenue in accordance with SAB 101 in the calculation of its reported quarterly FFO, by adding back deferred percentage lease revenue to net income. The company will no longer make this adjustment to its reported quarterly FFO.

         The company also recorded for the fourth quarter and full year of 2002 a charge of $2,946,000, related to the settlement of litigation with the company's former chief operating officer. This charge was added back in the calculation of previously reported FFO. Under the company's new methodology, these charges will not be added back in the calculation of FFO.

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Innkeepers USA
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         Additionally, the company historically has calculated FFO per share assuming the conversion of its convertible preferred shares and preferred units into common shares. The company will now either assume conversion of convertible preferred shares and preferred units into common shares in its computation of common shares and equivalents outstanding, or deduct the convertible preferred share and preferred unit dividends from net income in the calculation of FFO per share, whichever results in the most dilutive presentation (i.e., lowest amount) of FFO per share.

EBITDA

         The company reported EBITDA, as adjusted, for each quarter and for the full year of 2002. EBITDA, as adjusted, was calculated as net income (loss) available to common shareholders before interest expense, taxes, depreciation and amortization, preferred share dividends, common and preferred minority interests and before deferred percentage lease revenue, impairment, litigation and other charges, gain on sale of hotel and discontinued operations. The company will now calculate EBITDA as net income (loss) available to common shareholders before interest expense, taxes, depreciation and amortization, preferred share dividends, and common and preferred minority interests.

         The company will begin calculating FFO, FFO per share and EBITDA utilizing the new methods in the first quarter 2003. Included with this release are the re-calculated 2002 quarterly FFO, FFO per share and EBITDA results utilizing the new method.

         The company believes that its new FFO, FFO per share and EBITDA computation

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Innkeepers USA
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methodologies comply with the SEC's new rules regarding the presentation of non-GAAP financial information. The company may review its computation methodologies if and when further guidance on the new SEC rules becomes available.

         Innkeepers USA Trust is a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the U.S. The company owns 67 hotels with a total of 8,196 suites or rooms in 23 states and focuses on acquiring and/or developing Residence Inns by Marriott and other upscale extended-stay hotels and the rebranding and repositioning of other hotel properties. For more information about Innkeepers USA Trust, visit the company's Web site: www.innkeepersusa.com.


         Cautionary statements set forth in reports filed by the company from time to time with the Securities and Exchange Commission discuss important factors impacting, or that could impact, the company and its results or forecasted results. These factors include, without limitation, (i) risks that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or changes in domestic or international political environments, have and may continue to negatively affect the travel industry and the company, and the negative effects of such events that may occur in the future cannot be fully anticipated, (ii) the relative strength and performance of businesses and industries that are important demand generators in the company's key markets,
(iii) international, national, regional and local economic conditions that will, among other things, affect demand for the company's hotel rooms and the availability and terms of financing, (iv) the company's ability to maintain its properties in competitive condition, (v) the company's ability to acquire or develop additional properties and risks that potential acquisitions or developments may not perform in accordance with expectations, (vi) changes in travel patterns or the prevailing means of commerce, i.e., e-commerce, and (vii) the complex tax rules that the company must satisfy to qualify as a REIT, and other governmental regulation.

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                              INNKEEPERS USA TRUST
                       RECALCULATED FFO AND FFO PER SHARE*
                 (in thousands, except share and per share data)

                                       March 31, 2002                  June 30, 2002                 September 30, 2002
                                     Three months ended              Three months ended              Three months ended
                                As reported     Recalculated    As reported     Recalculated    As reported     Recalculated
                                -----------     ------------    -----------     ------------    -----------     ------------
CALCULATION OF FFO
Net income (loss) available
   to common shareholders           ($6,467)        ($6,467)        ($5,045)        ($5,045)          ($612)          ($612)
Deferred percentage
   lease revenue                      5,688              --           7,234              --           2,073              --
Depreciation                          9,762           9,762           9,144           9,144           8,973           8,973
Depreciation included in
   discontinued operations               78              78              78              78              52              52
Impairment charge                        --              --              --              --              --              --
Litigation settlement                    --              --              --              --              --              --
Minority interest, common              (239)           (239)           (179)           (179)             (5)             (5)
Discontinued operations -
   impairment loss                       --              --              --              --           1,599           1,599
Gain on sale of hotel                    --              --              --              --            (530)           (530)

Minority interest, preferred          1,068              --           1,068              --           1,069              --
Preferred share dividends             2,496              --           2,496              --           2,496              --

FFO                                 $12,386          $3,134         $14,796          $3,998         $15,115          $9,477

Weighted average number of:
Common shares                    34,524,059      34,524,059      35,272,420      35,272,420      37,167,613      37,167,613
Common partnership units          1,283,446       1,283,446       1,268,559       1,268,559       1,207,613       1,207,613
Preferred partnership units       3,884,469              --       3,884,469              --       3,884,469              --
Convertible preferred shares      6,857,493              --       6,857,493              --       6,857,493              --
Total                            46,549,467      35,807,505      47,282,941      36,540,979      49,117,188      38,375,226

FFO per share                         $0.27           $0.09           $0.31           $0.11           $0.31           $0.25



                                      December 31, 2002              December 31, 2002
                                     Three months ended             Twelve months ended
                                As reported     Recalculated    As reported     Recalculated
                                -----------     ------------    -----------     ------------
CALCULATION OF FFO
Net income (loss) available
   to common shareholders              $914            $914       ($11,210)       ($11,210)
Deferred percentage
   lease revenue                    (14,995)             --             --              --
Depreciation                          9,049           9,049         36,928          36,928
Depreciation included in
   discontinued operations               --              --            208             208
Impairment charge                     6,500           6,500          6,500           6,500
Litigation settlement                 2,946              --          2,946              --
Minority interest, common                43              43           (380)           (380)
Discontinued operations -
   impairment loss                    2,114           2,114          3,713           3,713
Gain on sale of hotel                    --              --           (530)           (530)

Minority interest, preferred          1,068           1,068          4,273              --
Preferred share dividends             2,495           2,495          9,983              --

FFO                                 $10,134         $22,183        $52,431         $35,229

Weighted average number of:
Common shares                    37,349,625      37,349,625     36,088,951      36,088,951
Common partnership units          1,167,893       1,167,893      1,231,494       1,231,494
Preferred partnership units       3,884,469       3,884,469      3,884,469              --
Convertible preferred shares      6,857,493       6,857,493      6,857,493              --
Total                            49,259,480      49,259,480     48,062,407      37,320,445

FFO per share                         $0.21           $0.45          $1.09           $0.94


*according to new Securities and Exchange Commission rules and regulations regarding the reporting of non-GAAP financial information

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                              INNKEEPERS USA TRUST
                              RECALCULATED EBITDA*
                                 (in thousands)

                                               March 31, 2002             June 30, 2002             September 30, 2002
                                             Three months ended         Three months ended          Three months ended
                                        As reported   Recalculated  As reported   Recalculated   As reported   Recalculated
                                        -----------   ------------  -----------   ------------   -----------   ------------
CALCULATION OF EBITDA
Net income (loss) available to
   common shareholders                     ($6,467)      ($6,467)      ($5,045)      ($5,045)        ($612)        ($612)
Deferred percentage
   lease revenue                             5,688                       7,234                       2,073
Depreciation                                 9,762         9,762         9,144         9,144         8,973         8,973
Depreciation included in
   discontinued operations                                    78                          78                          52
Amortization of franchise costs                 14            14            14            14            14            14
Interest expense                             4,458         4,458         4,355         4,355         4,212         4,212
Amortization of loan origination fees          305           305           303           303           287           287
Amortization of unearned compensation          337           337           336           336           337           337
Impairment charge
Litigation settlement
Other charges                                  133                         263                          91
Minority interest, common                     (239)         (239)         (179)         (179)           (5)           (5)
Minority interest, preferred                 1,068         1,068         1,068         1,068         1,069         1,069
Preferred share dividends                    2,496         2,496         2,496         2,496         2,496         2,496
Discontinued operations                        (70)                        (57)                      1,510
Gain on sale of hotel                                                                                 (530)

EBITDA                                     $17,485       $11,812       $19,932       $12,570       $19,915       $16,823


                                            December 31, 2002          December 31, 2002
                                           Three months ended         Twelve months ended
                                        As reported  Recalculated  As reported  Recalculated
                                        -----------  ------------  -----------  ------------
CALCULATION OF EBITDA
Net income (loss) available to
   common shareholders                        $914         $914     ($11,210)     ($11,210)
Deferred percentage
   lease revenue                           (14,995)
Depreciation                                 9,049        9,049       36,928        36,928
Depreciation included in
   discontinued operations                                                             208
Amortization of franchise costs                 15           15           57            57
Interest expense                             4,460        4,460       17,485        17,485
Amortization of loan origination fees          278          278        1,173         1,173
Amortization of unearned compensation          336          336        1,346         1,346
Impairment charge                                         6,500        6,500
Litigation settlement                                     2,946        2,946
Other charges                                                34          521
Minority interest, common                       43           43         (380)         (380)
Minority interest, preferred                 1,068        1,068        4,273         4,273
Preferred share dividends                    2,495        2,495        9,983         9,983
Discontinued operations                      1,979                     3,362
Gain on sale of hotel                                                   (530)

EBITDA                                     $15,122      $18,658      $72,454       $59,863


*according to new Securities and Exchange Commission rules and regulations regarding the reporting of non-GAAP financial information